UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 8, 2009

METROCORP BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Texas	000-25141	76-0579161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9600 Bellaire Boulevard, Suite 252
Houston, Texas 77036
(Address of principal executive offices including zip code)

Registrant's telephone number, including area code:  (713) 776-3876

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors of Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2009, Mitchell W. Kitayama tendered his resignation as Executive Vice President of MetroCorp Bancshares, Inc. (the "Company"), and as Chief Executive Officer and Vice Chairman of Metro United Bank, a wholly owned banking subsidiary of the Company ("Metro United").  Mr. Kitayama's resignation from these positions is effective immediately.

George M. Lee, Executive Vice Chairman, President and Chief Executive Officer of the Company and MetroBank, National Association, a wholly owned banking subsidiary of the Company, and Chairman of the Board of Metro United, has been appointed, on an interim basis, to fill the Chief Executive Officer vacancy at Metro United created by Mr. Kitayama's resignation until a permanent replacement is appointed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROCORP BANCSHARES, INC.
(Registrant)

Dated: May 11, 2009	By: /s/ George M. Lee
George M. Lee
Executive Vice Chairman, President and Chief Executive Officer